UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

AXIL BRANDS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41958	47-4125218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fremont Avenue, Unit 158, Alhambra, CA 91803

(Address of principal executive offices, including ZIP code)

(888) 638-8883

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AXIL	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced, effective April 30, 2024, Monica Diaz Brickell left AXIL Brands, Inc. (the “Company”), including her position as the Chief Financial Officer of the Company. Effective May 28, 2024, Ms. Diaz Brickell entered into a Separation Agreement and Release (the “Release”), which includes a standard release of claims and confidentiality and non-disparagement provisions. As consideration for signing the Release, the Company entered into a Consulting Agreement, dated May 28, 2024, with Ms. Diaz Brickell (the “Agreement”), pursuant to which Ms. Diaz Brickell will provide transition services to the Company through October 31, 2024, unless the Agreement is terminated earlier. Pursuant to the Agreement, as compensation for her services as a consultant, Ms. Diaz Brickell was granted 30,000 shares of restricted common stock, which vested upon grant.

The foregoing descriptions of the Release and the Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such documents, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1*	Separation Agreement and Release, dated May 28, 2024, between AXIL Brands, Inc. and Monica Diaz Brickell.

10.2*	Consulting Agreement, dated May 28, 2024, between AXIL Brands, Inc. and Monica Diaz Brickell.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*       Management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIL BRANDS, INC.

Date: May 29, 2024	By:	/s/ Jeff Toghraie
	Name:	Jeff Toghraie
	Title:	Chief Executive Officer